UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2022

DOLLAR TREE, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway Chesapeake, Virginia	23320
(Address of principal executive offices)	(Zip Code)

(757) 321-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On March 8, 2022, Dollar Tree, Inc. (the “Company” or “Dollar Tree”) entered into a Stewardship Framework Agreement (the “Agreement”) with affiliates of Mantle Ridge LP, an investment fund, which has a combined beneficial ownership interest in approximately 5.7% of the Company’s outstanding shares of common stock, par value $0.01 per share (the “Common Stock”).

The following is a summary of the material terms of the Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company established the position of Executive Chairman, with Richard W. Dreiling to be appointed as Executive Chairman as of the Board Reconstitution Time (as defined below).

As of the Board Reconstitution Time, (i) each of Bob Sasser, Arnold S. Barron, Gregory M. Bridgeford, Lemuel E. Lewis, Carrie A. Wheeler and Thomas E. Whiddon (the “Retiring Directors”) will retire from the Board of Directors of the Company (the “Board”), (ii) the size of the Board will be increased to 12 directors, (iii) each of Paul C. Hilal (the “MR Director”), Mr. Dreiling, Edward J. Kelly, III, Cheryl W. Grisé, Daniel J. Heinrich, Mary A. Laschinger, and Bertram L. Scott (collectively, the “New Directors”) will join the Board, with Messrs. Dreiling, Hilal, and Kelly to serve as Executive Chairman, Vice Chairman, and Lead Independent Director of the Board, respectively, and (iv) the Company will subsequently nominate each of the New Directors, as well as Michael A. Witynski, Thomas W. Dickson, Jeffrey G. Naylor, Winnie Y. Park and Stephanie P. Stahl (collectively, the “Continuing Directors”) (the “2022 Slate”) to stand for election at the 2022 annual meeting of shareholders of the Company (the “Annual Meeting”). The “Board Reconstitution Time” shall be 12:01 A.M., ET, on the first business day immediately following the date of the filing of the Company’s Annual Report on Form 10-K for the fiscal year ending January 29, 2022 (the “10-K”) with the Securities and Exchange Commission (the “SEC”), and the Company has agreed to use its reasonable best efforts to file its 10-K by March 15, 2022, or as soon as practicable thereafter, with Mantle Ridge having the right to effect the Board Reconstitution Time prior to the filing of the Form 10-K if such 10-K is not filed by March 15, 2022.

Pursuant to the Agreement, if the MR Director or a New Director (other than the MR Director) cannot serve or ceases to serve on the Board during the term of the Agreement or prior to the Annual Meeting, respectively, the Mantle Ridge Group will have the right to designate a replacement, subject to certain conditions as set forth in the Agreement. There are also replacement provisions in the event that a Continuing Director ceases to serve or stand for election at the 2022 Annual Meeting.

The Agreement also provides for certain amendments of the governing documents of the Company, including the Amended By-Laws of the Company (the “Bylaws”) and the Corporate Governance Guidelines to address, among other things, the roles of Executive Chairman, Lead Independent Director and the Vice Chairman.

With respect to the Annual Meeting, the Mantle Ridge Group has agreed to cause all shares of Common Stock owned by it and its affiliates and which it has the right to direct the vote to (i) be present for quorum purposes and (ii) be voted in favor of the 2022 Slate and against the removal of any such director.

Pursuant the Agreement, the Company has also agreed to reconstitute the leadership and composition of committees of the Board as set forth in the Agreement, effective as of the Board Reconstitution Time, and to maintain such leadership at least until immediately prior to the 2023 annual meeting of stockholders. The Board will create a new Finance Committee and a Sustainability and Corporate Social Responsibility Committee (the “Sustainability and CSR Committee”). The Finance Committee is expected to have such responsibilities and authorities as the Board determines would be appropriate for such a committee. The Sustainability and CSR Committee is expected to have such responsibilities and authorities as the Board determines regarding the Company’s sustainability as currently set forth in the charter of the Nominating, Governance and Sustainability Committee (to be renamed the Nominating and Governance Committee, effective as of the Board Reconstitution Time) and regarding the Company’s human capital management and workplace environment and culture matters as currently set forth in the charter of the Compensation Committee.

If the Mantle Ridge Group’s economic interests in the Company drop below 5.0% of the outstanding Common Stock (excluding the effects of any issuance of shares or similar transaction that increases the number of outstanding shares of Common Stock) before the Annual Meeting, the MR Director shall tender his resignation. The Agreement further provides that, except for certain restrictions set forth in the Company’s insider trading policy, none of the restrictions in the Company’s policies applicable to Mr. Hilal or his successor as a director shall be deemed to apply to the Mantle Ridge Group’s transactions in the Company’s securities. The obligations under the Agreement will terminate upon the Mantle Ridge Group ceasing to have an economic ownership position of at least 2.0% of the outstanding Common Stock (excluding the effects of any issuance of shares or similar transaction that increases the number of outstanding shares of Common Stock), subject to certain specified obligations that will terminate at a later date.

Upon full effect of the Board Reconstitution Time, the Mantle Ridge Group will be deemed to have irrevocably withdrawn its previously submitted nomination notice.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Retirement of Certain Directors

In connection with entry into the Agreement, on March 8, 2022, each of the Retiring Directors tendered their retirements from the Board (and any Committees thereof), effective as of the Board Reconstitution Time. None of the Retiring Directors have retired as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Executive Chairman

On March 8, 2022, Mr. Dreiling, age 68, was appointed as Executive Chairman and as a director of the Company, effective as of the Board Reconstitution Time. Mr. Dreiling retired in June 2015 from Dollar General Corporation, the nation’s largest small-box discount retailer, as Chief Executive Officer, a position he held since January 2008. Mr. Dreiling served as Chairman of Dollar General Corporation from December 2008 until January 2016 and as Senior Advisor from June 2015 until January 2016. Before joining Dollar General, Mr. Dreiling served as Chief Executive Officer, President and a director of Duane Reade Holdings, Inc. and Duane Reade Inc., the largest drugstore chain in New York City, from November 2005 until January 2008, and as Chairman of Duane Reade from March 2005 until January 2008. Prior to that, Mr. Dreiling, beginning in July 2003, served as Executive Vice President-Chief Operating Officer of Longs Drug Stores Corporation, an operator of a chain of retail drug stores on the West Coast and Hawaii. From 2000 to 2003, Mr. Dreiling served as Executive Vice President-Marketing, Manufacturing and Distribution at Safeway, Inc., a food and drug retailer. Prior to that, Mr. Dreiling served from 1998 to 2000 as President of Vons, a southern California food and drug division of Safeway. Mr. Dreiling currently is a director at Aramark Corporation, where he serves on the Compensation and Human Resources Committee and the Nominating, Governance and Corporate Responsibility Committee; at Kellogg Company, where he serves on the Audit Committee and the Compensation and Talent Management Committee; at PulteGroup, Inc., where he chairs the Nominating and Governance Committee and serves on the Compensation and Management Development Committee; and at Lowe’s Companies, Inc., where he is the Lead Independent Director of the Board of Directors. Mr. Dreiling is a party to a consulting agreement (the “Consulting Agreement”) and an E&I Agreement (as defined below) with Mantle Ridge, both of which will terminate upon the Board Reconstitution Time.

Based on information provided to the Company, (i) there are no agreements, arrangements or understandings between Mr. Dreiling and any other persons, other than the Consulting Agreement, the E&I Agreement and the Agreement, pursuant to which he was appointed to the office described above and no family relationships among any of the Company’s directors or executive officers and Mr. Dreiling, and (ii) Mr. Dreiling does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Promptly following the Board Reconstitution Time, the Company, Mr. Dreiling and the Board (and the relevant Board committees) will work towards negotiating and finalizing an agreement with Mr. Dreiling for his service as Executive Chairman.

Appointment of Certain Directors

On March 8, 2022, Mr. Hilal, age 55, was appointed as Vice Chairman of the Board, effective as of the Board Reconstitution Time. In addition, Mr. Hilal was appointed as a member of the Compensation Committee, the Finance Committee and the Nominating, Governance and Sustainability Committee. Mr. Hilal is the Founder and Chief Executive Officer of Mantle Ridge, and oversees each of its related entities. Prior to founding Mantle Ridge, Mr. Hilal was a partner and senior investment professional at Pershing Square Capital Management, where he worked from 2006 to 2016. From 2012 to 2016, Mr. Hilal served as a director of Canadian Pacific Railway Limited, where he was Chair of the Management Resources and Compensation Committee and a member of the Finance Committee. Mr. Hilal currently serves on the board of Aramark Corporation, where he is Vice Chairman and serves on the Nominating, Governance and Corporate Responsibility Committee and the Compensation and Human Resources Committee, and CSX Corporation, where he is Vice Chairman and a member of the Executive Committee, Finance Committee and Governance and Corporate Responsibility Committee. Mr. Hilal also currently serves on the Board of Overseers of Columbia Business School and served until 2016 on the board of the Grameen Foundation, an umbrella organization that helps micro-lending and micro-franchise institutions empower the world’s poorest through financial inclusion and entrepreneurship. Mr. Hilal graduated from Harvard College and received his JD from Columbia Law School and his MBA from Columbia Business School.

Based on information provided to the Company: (i) there are no agreements, arrangements or understandings between Mr. Hilal and any other persons, other than the Agreement, pursuant to which he was appointed to the office described above and no family relationships among any of the Company’s directors or executive officers and Mr. Hilal and (ii) Mr. Hilal does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On March 8, 2022, Ms. Grisé, age 69, was appointed as a director of the Company, effective as of the Board Reconstitution Time. In addition, Ms. Grisé was appointed as Chair of the Compensation Committee and as a member of the Nominating, Governance and Sustainability Committee. Ms. Grisé has broad executive experience, having held a variety of senior leadership executive roles throughout her career at Northeast Utilities (a public utility holding company system), where she worked from 1998 to 2007. Most notably, Ms. Grisé was President of Northeast Utilities’ Utility Group and CEO of its electric and gas companies. Ms. Grisé is currently a director at ICF International, Inc., where she serves as chair of the Human Capital Committee and on the Governance and Nominating Committee; at PulteGroup, Inc., where she serves as chair of the Nominating and Governance Committee and on the Compensation and Management Development Committee; and at MetLife, Inc., where she is Lead Director, chair of the Compensation Committee and the Governance and Corporate Responsibility Committee, and serves on the Audit Committee.

On March 8, 2022, Mr. Heinrich, age 65, was appointed as a director of the Company, effective as of the Board Reconstitution Time. In addition, Mr. Heinrich was appointed as Chair of the Finance Committee and as a member of the Audit Committee. Mr. Heinrich has extensive executive-level financial knowledge and experience, having served in numerous senior financial executive roles, including most recently at The Clorox Company, from which he retired in 2011 and served as CFO. Before his time at The Clorox Company, Mr. Heinrich was at Transamerica Finance Corporation, where he worked from 1996 to 2001 and served as a senior executive and Treasurer. Prior to that, he was, from 1994 to 1996, Senior Vice President, Treasurer and Controller at Granite Management Company. Mr. Heinrich began his career as an auditor at Ernst & Young. He is currently a director at Lowe’s Companies, Inc., where he serves on the Compensation Committee and Technology Committee; at Ball Corporation, where he formerly chaired the Audit Committee and serves on the Compensation Committee; and at Aramark Corporation, where he Chairs the Audit Committee and serves on the Finance Committee.

On March 8, 2022, Mr. Kelly, age 68, was appointed as Lead Independent Director of the Board, effective as of the Board Reconstitution Time. In addition, Mr. Kelly was appointed as Chair of the Nominating, Governance and Sustainability Committee and as a member of the Finance Committee and Sustainability and CSR Committee. Mr. Kelly was chairman of Citigroup Inc.’s Institutional Clients Group from January 2011 until his retirement in July 2014. He served as chairman of Global Banking from April 2010 to January 2011, and as vice chairman of Citigroup from July 2009 to April 2010. Mr. Kelly also served as Citi’s chief financial officer from March through July 2009. Prior to his work as CFO, Kelly was head of Global Banking and before that president and chief executive officer of Citi Alternative Investments. He is currently a director of MetLife, Inc., where he serves on the Audit Committee and the Compensation Committee and chairs the Finance and Risk Committee, and Citizens Financial Group, where he serves on the Nominating and Corporate Governance Committee and the Compensation and Human Resources Committee.

On March 8, 2022, Ms. Laschinger, age 61, was appointed as a director of the Company, effective as of the Board Reconstitution Time. In addition, Ms. Laschinger was appointed as a member of the Compensation Committee and the Sustainability and CSR Committee. Ms. Laschinger has substantial experience as a senior executive at some of the largest companies in the United States. She served as the Chairman of the Board and CEO of Veritiv Corporation, a Fortune 500 company and a leading North American business-to-business distribution solutions company, from 2014 until her retirement in 2020. From 2010 to 2014, she was President of xpedx, LLC, and served in a senior executive role at International Paper Company from 2007 to 2014. Ms. Laschinger is currently a director at Newmont Corporation, and at Kellogg Company, where she is chair of the Compensation & Talent Management Committee and serves on the Audit Committee, the Executive Committee, the Manufacturing Committee, the Nominating & Governance Committee, and the Social Responsibility & Public Policy Committee.

On March 8, 2022, Mr. Scott, age 70, was appointed as a director of the Company, effective as of the Board Reconstitution Time. In addition, Mr. Scott was appointed as a member of the Audit Committee and the Sustainability and CSR Committee. Mr. Scott has substantial corporate governance experience and business expertise, specifically in the health care and financial services industries. He most recently served, from 2015 to 2020, as a senior executive at Novant Health. Before that, Mr. Scott was, from 2012 to 2015, President and CEO of Affinity Health Plan, and from 2010 to 2012 he was President of Cigna Corporation. Prior to his time at Cigna Corporation, Mr. Scott served from 2000 to 2010 in senior executive roles at TIAA-CREF. He currently is a director at AllianceBernstein, where he serves on the Compensation and Workplace Practices Committee; at Equitable, where he serves on the Audit Committee, Compensation Committee, Finance and Risk Committee, and Nominating and Corporate Governance Committee; at Lowe’s Companies, Inc., where he is chair of the Audit Committee and serves on the Nominating and Governance Committee; and at Becton, Dickinson and Company, where he is chair of the Audit Committee and serves on the Compensation and Management Development Committee.

Based on information provided to the Company: (i) there are no agreements, arrangements or understandings between any of Ms. Grisé, Mr. Heinrich, Mr. Kelly, Ms. Laschinger, or Mr. Scott, on the one hand, and any other persons, on the other hand, other than the E&I Agreement and the Agreement and no family relationships among any of the Company’s directors or executive officers and Ms. Grisé, Mr. Heinrich, Mr. Kelly, Ms. Laschinger, or Mr. Scott and (ii) these directors do not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K

Each of the New Directors (other than Mr. Hilal) entered into an Engagement and Indemnification Agreement (each, an “E&I Agreement”) with Mantle Ridge pursuant to which, among other things, Mantle Ridge agreed to pay each of the New Directors (other than Mr. Hilal) certain amounts, and reimburse them for expenses incurred, in connection with their time and efforts relating to potentially joining the Board. Pursuant to their terms, the E&I Agreements will automatically terminate upon the appointment of the New Directors to the Board.

In connection with the appointment of the New Directors to the Board, the New Directors (other than Mr. Dreiling) became eligible to participate in the Company’s director compensation policies and programs as adopted by the Board from time to time. The Company’s current non-employee director compensation program is described in the Company’s Definitive Proxy Statement for its 2021 annual meeting of stockholders, filed with the SEC on April 23, 2021. In addition, each of the New Directors will enter into a form of indemnification agreement with the Company.

Establishment of New Board Committees and Changes in Composition of Board Committees

In connection with the Board reconstitution, the Board approved appointments to the committees of the Board as follows, effective as of the Board Reconstitution Time: (i) Messrs. Heinrich and Scott and Ms. Park were appointed as members of the Audit Committee, with Mr. Naylor to serve as Chair; (ii) Mr. Hilal, Ms. Laschinger, Mr. Dickson and Ms. Park were appointed as members of the Compensation Committee, with Ms. Grisé to serve as Chair; and (iii) Mr. Hilal, Ms. Grisé, Ms. Stahl and Mr. Dickson were appointed as members of the Nominating, Governance and Sustainability Committee (to be renamed the Nominating and Governance Committee, effective as of the Board Reconstitution Time) with Mr. Kelly to serve as Chair. The Board’s committee framework will also be updated to include a Finance Committee and a Sustainability and CSR Committee, with appointments to such committees to be as follows: (i) Messrs. Hilal, Naylor and Kelly were appointed as members of the Finance Committee, with Mr. Heinrich to serve as Chair; and (ii) Mr. Kelly, Ms. Laschinger and Mr. Scott were appointed members of the Sustainability and CSR Committee, with Ms. Stahl to serve as Chair.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2022, the Board approved amendments to the Bylaws effective as of the Board Reconstitution Time, to, among other things, (i) set forth updated roles and responsibilities for the positions of Executive Chairman, Vice Chairman and Lead Independent Director, and (ii) increase the size of the Board to 12 members.

The above summary does not purport to be complete and is qualified in its entirety by reference to the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information

Dollar Tree plans to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with its solicitation of proxies for the Annual Meeting. DOLLAR TREE STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY ARE FILED AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Dollar Tree with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

Dollar Tree, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Dollar Tree stockholders in connection with the matters to be considered at the 2022 Annual Meeting. Information regarding the ownership of Dollar Tree’s directors and executive officers in Dollar Tree stock is included in their SEC filings on Forms 3, 4 and 5, which can be found through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statements Regarding Forward-Looking Information

This communication may contain certain “forward-looking statements” as that term is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they address future events, developments and results and do not relate strictly to historical facts. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. Forward-looking statements include, without limitation, statements preceded by, followed by or including words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “view,” “target” or “estimate,” “may,” “will,” “should,” “predict,” “possible,” “potential,” “continue,” “strategy,” and similar expressions. Although Dollar Tree believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond Dollar Tree’s control). Moreover, new risks and uncertainties emerge from time to time and it is not possible for Dollar Tree to predict all risks and uncertainties that could have an impact on its forward-looking statements. More detailed information about these factors may be found in filings made by Dollar Tree with the SEC, including Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Dollar Tree is under no obligation to, and expressly disclaims any such obligation to, update or alter forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Dollar Tree, Inc.

10.1	Stewardship Framework Agreement, by and between Dollar Tree, Inc. and MR Cobalt Advisor LLC, on behalf of itself and its affiliates and associates, dated March 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.
(Registrant)

Date: March 8, 2022	By:	/s/ Michael A. Witynski
Name: Michael A. Witynski
Title: President and Chief Executive Officer